UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 27, 2005
CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.

(Exact name of registrant specified in charter)

Delaware	000-50505	13-4287300

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Foxborough Blvd., Suite 240
Foxborough, MA 02035

(Address of principal executive offices) (Zip Code)
(508) 549-9981

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-10.1 Loan and Master Security Agreement
Ex-10.2 Warrant to Purchase Shares of Common Stock

Item 1.01. Entry Into a Material Definitive Agreement.
The information set forth under Item 2.03 of this Current Report is hereby incorporated by reference into this Item 1.01.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
(a) On December 27, 2005, Cyberkinetics Neurotechnology Systems, Inc. (the “Registrant”) entered into a Loan and Master Security Agreement (the “Agreement”) with General Electric Capital Corporation (the “Lender”). The Agreement provides for borrowings in an amount up to $6 million (the “Loan”), of which $4 million is available immediately (“Tranche 1”) and the remaining $2 million (“Tranche 2”) is available upon the Registrant’s achievement of certain milestones (the “Milestones”), as more fully described in the Agreement. On March 31, 2005, the Registrant entered into a Loan and Security Agreement (the “SVB Agreement”) with Silicon Valley Bank (“SVB”). The SVB Agreement provides for a revolving line of credit in an amount up to $3 million (the “Line of Credit”). Before the Registrant may borrow any funds under Tranche 1, the Registrant must first pay all amounts outstanding and due under the Line of Credit and fully satisfy and discharge any liens, claims and encumbrances on the Registrant’s property and intellectual property arising from the SVB Agreement. On December 27, 2005, SVB executed a Consent and Waiver (the “Consent and Waiver”) pursuant to which it waived any violation of the covenants in the SVB Agreement on the condition that the Registrant pay all amounts outstanding under the Line of Credit with the first credit extension under the Agreement.
The Registrant intends to use the proceeds of the Loan for general operating and working capital requirements.
Borrowings under the Loan bear interest at 10.6% annually (the “Interest Rate”). The Loan is payable as interest only for six months; thereafter, it is payable in thirty equal monthly payments of principal plus interest at 3.809099% (the “Payment Factor”). The Interest Rate and the Payment Factor are subject to adjustment at the time of funding to reflect any increases in Lender’s cost of providing funds and are tied to the Federal Reserve’s Three (3) year Treasury Constant Maturities Rate.
Under the terms of the Agreement, the Registrant granted the Lender a first priority security interest in all properties, rights and other assets of the Registrant, excluding intellectual property.
The Agreement contains various negative covenants customary for financings of this type, including (i) certain limitations on selling, transferring or otherwise disposing of the Registrant’s business or property, including its intellectual property rights, outside the ordinary course of business, (ii) entering into agreements with third parties that would prohibit the granting of a security interest in Registrant’s intellectual property to Lender, and (iii) incurring liens on any of the Registrant’s property.
Additionally, the Agreement contains events of default customary for financings of this type. These events of default include (i) the failure to pay any obligation when due, (ii) selling, transferring or otherwise disposing of Registrant’s business or property, including its intellectual property rights, outside the ordinary course of business or in violation of the terms of the Agreement, (iii) the breach of insurance obligations set forth in the Agreement, (iv) the material breach of any of the terms of the Agreement, the loan documents or any other agreement between Registrant and Lender, (v) the occurrence of insolvency or receivership events or the Registrant ceasing to do business as a going concern, (vi) incurring liens on any of the Registrant’s property, (vii) improper filing an amendment or termination statement relating to a filed financing statement, (viii) the occurrence of a material adverse change, and (ix) defaulting on material obligations in agreements for indebtedness. Upon an event of default, the Lender may declare that all borrowings under the Agreement are immediately due and payable.

Upon the execution of the Agreement, the Registrant issued to the Lender a warrant (the “Warrant”) to purchase 71,301 shares of the Registrant’s common stock at an exercise price of $1.40 per share. The Warrant will expire 10 years from the date of issuance. As soon as practicable after the Registrant borrows $4 million under Tranche 1, the Registrant will issue to the Lender a warrant representing the right to purchase up to that number of shares of the Registrant’s common stock as will equal $100,000, or 2.5% of the principal amount of Tranche 1, divided by 110% of the 10-day trailing average of Registrant’s common stock at issuance of such warrant. As soon as practicable after the Registrant achieves the Milestones and the Lender makes the funds for Tranche 2 available for withdrawal by the Registrant, the Registrant will issue to the Lender a warrant representing the right to purchase up to that number of shares of the Registrant’s common stock as will equal $50,000, or 2.5% of the principal amount of Tranche 2, divided by 110% of the 10-day trailing average of Registrant’s common stock at issuance of such warrant. As soon as practicable after the Registrant borrows the aggregate principal amount of $2 million under Tranche 2, the Registrant will issue to the Lender a warrant representing the right to purchase up to that number of shares of the Registrant’s common stock as will equal $50,000, or 2.5% of the principal amount of Tranche 2, divided by 110% of the 10-day trailing average of Registrant’s common stock at issuance of such warrant. The exercise price for the common stock available for purchase under the warrants will equal 110% of the 10-day trailing average of Registrant’s common stock at issuance of the applicable warrant. The warrants will expire 10 years from the date of issuance.
The Registrant and the Lender have an existing relationship other than with respect to the Agreement. In October 2003, the Registrant entered into a Loan and Security Agreement (the “Loan Agreement”) with the Lender that allows for the Registrant to borrow up to $1,000,000 to finance the purchase of equipment, hardware, leasehold improvements and software. All borrowings under the Loan Agreement are collateralized by the assets financed. In connection with the Loan Agreement, the Registrant issued to the Lender a warrant (the “Loan Agreement Warrant”) to purchase 20,000 shares of the Registrant’s common stock at an exercise price of $1.00 per share. The Loan Agreement Warrant will expire 10 years from the date of issuance.
A copy of the Agreement and the Warrant is filed with this Current Report as Exhibit 10.1 and 10.2.

Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits:

Exhibit
Number	Description

10.1	Loan and Master Security Agreement by and between the Registrant and the Lender

10.2	Warrant by and between the Registrant and the Lender

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberkinetics Neurotechnology Systems, Inc.
Date: December 27, 2005	By:	/s/ Timothy R. Surgenor
Timothy R. Surgenor
President and Chief Executive Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Loan and Master Security Agreement by and between the Registrant and the Lender

10.2	Warrant by and between the Registrant and the Lender